SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 14, 2003

PINNACLE FINANCIAL PARTNERS, INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	000-31225	62-1812853

(State of jurisdiction	(Commission file	(IRS Employer
or incorporation)	Number)	Identification No.)

211 Commerce Street, Suite 300 Nashville, Tennessee	37201

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 744-3700

N/A

(Former Name or Former Address; if Changed Since Last Report)

SIGNATURE
EXHIBIT INDEX
Press Release

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

99.1	The press release of Registrant, dated April 14, 2003, announcing results for the first quarter of 2003.

ITEM 9. REGULATION FD DISCLOSURE

This Current Report on Form 8-K is being furnished to disclose the press release issued by the Registrant on April 14, 2003. The press release, which is furnished as Exhibit 99.1 hereto pursuant to Items 9 and 12 of Form 8-K was to announce results for the first quarter of 2003.

* * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE FINANCIAL PARTNERS, INC.

By:	/s/ M. TERRY TURNER M. Terry Turner President and Chief Executive Officer

Date: April 14, 2003

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EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	The press release of Registrant, dated April 14, 2003, announcing results for the first quarter of 2003.

3